SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2000

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401
(Address of principal executive offices)		(Zip Code)

(843) 529-5933
Registrant's telephone number (including area code)

Item 5. Other Events

    On October 24, 2000, First Financial Holdings, Inc. reported earnings for the year and for the quarter ended September 30, 2000. For more information regarding this matter, see the attached press release distributed to the media and materials distributed to analysts.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    Exhibit (1). Press release dated October 24, 2000 and selected financial data for the year and the quarter ended September 30, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Senior Vice President and Chief Financial Officer

Date: October 25, 2000

Exhibit 1

Press release dated October 24, 2000 with selected financial data.

Contact:	Susan Baham
Senior Vice President
(843) 529-5601

FIRST FINANCIAL HOLDINGS, INC.

REPORTS RECORD RESULTS FOR 2000

    Charleston, South Carolina (October 24, 2000) -- First Financial Holdings, Inc. (NASDAQ:FFCH), reported today that earnings for fiscal 2000 totaled $19.9 million, setting a new company record. Fourth quarter 2000 earnings were $5.1 million. Year-to-date and quarterly earnings in the comparable periods in fiscal 1999 totaled $19.3 million and $5.1 million, respectively. On a diluted per share basis, earnings for the year ended September 30, 2000 totaled $1.47, compared to $1.40 in the prior year. Diluted earnings per share for the September 2000 quarter totaled $.38 compared to $.37 in the comparable quarter in 1999.

    President and Chief Executive Officer A. Thomas Hood commented on results. "We are very pleased to report another record year for First Financial. We continued to achieve solid results in fiscal 2000 under less than favorable market conditions due to rising interest rates. Many initiatives were underway in fiscal 2000 and we are extremely proud of a number of accomplishments. After successfully introducing Internet banking services in our third quarter, we already have approximately 4.0% of our retail deposit households taking advantage of this service. Our retail and business checking account customers recently began to receive image statements. We are extremely pleased with the implementation of image technology and the benefits it will offer to our customers and staff. We feel confident that these and other substantial technology investments made in fiscal 2000 will benefit the Company and our customers for many years to come."

    "Traditional banking channels also expanded in 2000 with the addition of two offices in Hilton Head, South Carolina. A third office in Bluffton is expected to open by year end. We believe that coastal South Carolina markets remain some of the most attractive in the Southeast. Insurance operations also expanded in fiscal 2000 with First Southeast Insurance Services purchasing the operations of Associated Insurors in Myrtle Beach, South Carolina. Four months of Associated's operations are included in our fiscal 2000 results," Hood further noted.

    Non-interest income totaled $18.3 million in fiscal 2000 compared with $15.3 million in fiscal 1999. Gains on sales of loans declined by $1.3 million as compared with the prior year, reflective of lower mortgage loan originations and sales during the year. However, deposit account fees, brokerage fees and insurance revenues increased substantially, with total non-interest revenues increasing 19.6% in fiscal 2000.

    The Company securitized approximately $142 million of residential loans for mortgage-backed securities in the last two quarters of fiscal 2000. Approximately $37 million of these securities were sold in September 2000 and borrowed funds were repaid with the proceeds. Further securitizations are planned for the first quarter of fiscal 2001. Assets grew approximately 9.0% in fiscal 2000 and net loan balances increased 5.5%. Adding back the effect of the securitizations would have pushed loan growth to approximately 13.0% in fiscal 2000. The net interest margin for the year ended September 30, 2000 was 2.99% compared with 3.22% in fiscal 1999. The final quarter reflected a net margin of 2.85% compared with 3.16% in the fourth quarter of fiscal 1999.

    "The net margin decline in fiscal 2000 reflected several factors. The effects of six interest rate increases by the Federal Reserve played a major role. Much of the Company's loan growth in fiscal 2000 has been funded by borrowings and the Company has generally used shorter-term funding at a higher relative cost to other sources to support loan growth. The Company estimates that the loan securitizations accounted for a 3 basis point reduction in the margin for the fourth quarter. The recent sales of a portion of these securities should allow the Company to add higher yielding assets to its balance sheet during fiscal 2001. A more stable interest rate environment in fiscal 2001 is expected to have a favorable impact on future net interest margins," Hood concluded.

    First Financial ended the year with assets of approximately $2.3 billion, deposits of $1.2 billion, loans totaling $1.8 billion and stockholders equity of $137.9 million. Book value per common share increased to $10.35 at September 30, 2000 compared with $9.43 one year ago. Return on average stockholders' equity for the year was 15.21% compared with 15.38% in fiscal 1999. The Company recently announced the extension of its previously announced stock repurchase program to March 31, 2001. The Company has repurchased 93,300 shares under the 500,000 share repurchase program.

    First Financial is the multiple thrift holding company of First Federal Savings and Loan Association of Charleston and Peoples Federal Savings and Loan Association of Conway. The Associations operate a total of 40 offices in South Carolina located in the Charleston Metropolitan area and Horry, Georgetown, Florence and Beaufort counties, and a loan origination office in coastal North Carolina. The Company also provides brokerage, trust and insurance services through First Southeast Investor Services, First Southeast Fiduciary and Trust Services and First Southeast Insurance Services. For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com.

    Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the South Carolina real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 1999.

FIRST FINANCIAL HOLDINGS, INC.
Unaudited Consolidated Financial Highlights
(in thousands, except share data)

	09/30/00	09/30/99	06/30/00
Statements of Financial Condition
Assets
Cash and cash equivalents	$ 63,992	$ 60,151	$ 70,015
Investments	45,492	37,743	44,312
Loans receivable	1,838,497	1,742,150	1,848,619
Mortgage-backed securities	247,095	181,245	233,936
Office properties, net	29,503	21,969	28,131
Real estate owned	5,895	5,685	5,933
Other assets	26,037	21,809	24,904
Total Assets	2,256,511	2,070,752	2,255,850
Liabilities
Deposits	1,241,295	1,219,848	1,237,911
Advances from Federal Home Loan Bank	766,500	594,500	773,500
Other borrowings	61,522	82,741	63,159
Other liabilities	49,343	47,782	47,927
Total Liabilities	2,118,660	1,944,871	2,122,497
Stockholders' equity
Stockholders' equity	157,893	144,753	154,542
Treasury stock	(18,575)	(17,241)	(18,358)
Accumulated other comprehensive loss	(1,467)	(1,631)	(2,831)
Total stockholders' equity	137,851	125,881	133,353
Total liabilities and stockholders' equity	2,256,511	2,070,752	2,255,850
Stockholders' equity/assets	6.11%	6.08%	5.91%
Common shares outstanding	13,318	13,353	13,325
Book value per share	$ 10.35	$ 9.43	$ 10.01

	Three Months Ended
	09/30/00	09/30/99	06/30/00
Statements of Income
Interest income	$ 43,008	$ 36,639	$ 41,228
Interest expense	27,510	21,092	25,338
Net interest income	15,498	15,547	15,890
Provision for loan losses	(575)	(760)	(640)
Net interest income after provision	14,923	14,787	15,250
Other income
Net gain on sale of loans	22	126	38
Net gain on sale of investments and
mortgage-backed securities	116	25	28
Brokerage fees	440	367	440
Commissions on insurance	973	572	735
Service charges and fees on deposit accounts	1,965	1,767	1,915
Loan servicing fees	565	295	523
Real estate operations (net)	243	100	50
Other	993	780	876
Total other income	5,317	4,032	4,605
Other expenses
Salaries and employee benefits	7,219	6,545	6,843
Occupancy costs	1,004	861	966
Marketing	476	238	366
Depreciation, amort., etc.	1,102	892	986
FDIC insurance premiums	64	188	65
Other	2,644	2,282	2,839
Total other expenses	12,509	11,006	12,065
Income before income taxes	7,731	7,813	7,790
Provision for income taxes	2,595	2,739	2,690
Net income	5,136	5,074	5,100
Earnings per common share:
Basic	0.39	0.38	0.38
Diluted	0.38	0.37	0.38
Average shares outstanding	13,321	13,344	13,332
Average diluted shares outstanding	13,521	13,631	13,519
Ratios:
Return on average equity	15.15%	16.35%	15.48%
Return on average assets	0.91%	1.00%	0.92%
Net interest margin	2.85%	3.16%	3.00%
Operating expense/average assets	2.22%	2.16%	2.17%
Efficiency ratio	61.22%	56.94%	59.20%
Net charge-offs/average net loans	0.03%	0.02%	0.02%

	Year Ended
	09/30/00	09/30/99
Statements of Income
Interest income	$161,642	$140,832
Interest expense	98,888	80,394
Net interest income	62,754	60,438
Provision for loan losses	(2,745)	(2,765)
Net interest income after provision	60,009	57,673
Other income
Net gain on sale of loans	128	1,392
Net gain on sale of investments and
mortgage-backed securities	144	37
Brokerage fees	1,793	1,271
Commissions on insurance	2,837	1,951
Service charges and fees on deposit accounts	7,593	6,586
Loan servicing fees	1,883	1,176
Real estate operations (net)	377	88
Other	3,555	2,813
Total other income	18,310	15,314
Other expenses
Salaries and employee benefits	28,008	25,625
Occupancy costs	3,738	3,203
Marketing	1,579	1,316
Depreciation, amort., etc.	3,914	3,328
FDIC insurance premiums	406	728
Other	10,239	9,080
Total other expenses	47,884	43,280
Income before income taxes	30,435	29,707
Provision for income taxes	10,507	10,400
Net income	19,928	19,307
Earnings per common share:
Basic	1.49	1.44
Diluted	1.47	1.40
Average shares outstanding	13,341	13,451
Average diluted shares outstanding	13,559	13,786
Ratios:
Return on average equity	15.21%	15.38%
Return on average assets	0.91%	0.99%
Net interest margin	2.99%	3.22%
Operating expense/average assets	2.19%	2.21%
Efficiency ratio	59.55%	58.30%
Net charge-offs/average net loans	0.11%	0.06%

	09/30/00	09/30/99	06/30/00
Credit quality-quarterly results
Total reserves for loan losses	$ 15,403	$ 14,570	$ 15,388
Loan loss reserves/net loans	0.84%	0.84%	0.83%
Reserves/non-performing loans	178.65%	202.08%	222.85%
Provision for losses	$ 575	$ 760	$ 640
Net loan charge-offs	$ 560	$ 374	$ 427

Problem assets
Non-accrual loans	$ 5,881	$ 4,466	$ 4,166
Accruing loans 90 days or more past due	29	20	24
Renegotiated loans	2,712	2,724	2,715
REO thru foreclosure	5,895	5,685	5,933
Total	$ 14,517	$ 12,895	$ 12,838
As a percent of total assets	0.64%	0.62%	0.57%

Selected Financial Data
(amounts in thousands except per share data)

	On the Date of (Unaudited)
STATEMENT OF CONDITION	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	03/31/99	12/31/98
Assets
Cash and investments	$ 109,484	$ 114,327	$ 107,637	$ 114,225	$ 97,894	$ 93,736	$ 98,988	$ 96,634
Loans receivable	1,838,497	1,848,619	1,863,687	1,808,000	1,742,150	1,674,214	1,610,859	1,569,504
Mortgage-backed securities	247,095	233,936	164,443	170,810	181,245	192,433	210,127	178,875
Office properties and equip.	29,503	28,131	25,938	23,808	21,969	19,729	18,409	18,041
Real estate owned	5,895	5,933	6,123	6,139	5,685	5,806	5,765	6,071
Other assets	26,037	24,904	22,308	33,944	21,809	20,452	24,860	23,679

Total assets	$2,256,511	$2,255,850	$2,190,136	$2,156,926	$2,070,752	$2,006,370	$1,969,008	$1,892,804

Liabilities
Deposits	$1,241,295	$1,237,911	$1,229,097	$1,236,069	$1,219,848	$1,208,050	$1,200,408	$1,190,361
Advances-FHLB	766,500	773,500	718,500	672,500	594,500	579,500	546,500	502,500
Other borrowed money	61,522	63,159	68,763	82,693	82,741	50,829	55,781	32,068
Other liabilities	49,343	47,927	43,582	37,834	47,782	45,586	44,036	44,809

Total liabilities	2,118,660	2,122,497	2,059,942	2,029,096	1,944,871	1,883,965	1,846,725	1,769,738

Stockholders' equity	139,318	136,184	133,164	130,465	127,512	123,910	121,580	122,149
Unrealized gain (loss) on available
for sale securities	(1,467)	(2,831)	(2,970)	(2,635)	(1,631)	(1,505)	703	917

Total stockholders' equity	137,851	133,353	130,194	127,830	125,881	122,405	122,283	123,066

Total liabilities and
stockholders' equity	$2,256,511	$2,255,850	$2,190,136	$2,156,926	$2,070,752	$2,006,370	$1,969,008	$1,892,804

	Quarter Ended (Unaudited)								Fiscal Year (unaudited)
	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	03/31/99	12/31/98	09/30/00	09/30/99
STATEMENT OF OPERATIONS
Total interest income	$ 43,008	$ 41,228	$ 39,409	$ 37,997	$ 36,639	$ 35,637	$ 34,142	$ 34,414	$161,642	$140,832
Total interest expense	27,510	25,338	23,660	22,380	21,092	20,089	19,447	19,766	98,888	80,394

Net interest income	15,498	15,890	15,749	15,617	15,547	15,548	14,695	14,648	62,754	60,438
Provision for loan losses	(575)	(640)	(690)	(840)	(760)	(760)	(585)	(660)	(2,745)	(2,765)

Net int. inc. after provision	14,923	15,250	15,059	14,777	14,787	14,788	14,110	13,988	60,009	57,673

Other income
Net gain (loss) on sale of loans	$ 22	$ 38	$ 27	$ 41	$ 126	$ 285	$ 652	$ 329	$ 128	$ 1,392
Gain on investment securities	116	28	0	0	25	(6)	0	18	144	37
Loan servicing fees	565	523	399	396	295	275	294	312	1,883	1,176
Svc. chgs/fees-dep. accts	1,965	1,915	1,801	1,912	1,767	1,643	1,536	1,640	7,593	6,586
Real estate operations (net)	243	50	40	44	100	(17)	0	5	377	88
Other	2,406	2,051	2,010	1,718	1,719	1,607	1,450	1,259	8,185	6,035

Total other income	5,317	4,605	4,277	4,111	4,032	3,787	3,932	3,563	18,310	15,314

Other expenses
Salaries & employee benefits	7,219	6,843	6,938	7,008	6,545	6,540	6,371	6,169	28,008	25,625
Occupancy costs	1,004	966	862	906	861	788	791	763	3,738	3,203
Marketing	476	366	398	339	238	412	332	334	1,579	1,316
Depreciation, amort., etc.	1,102	986	952	874	892	831	844	761	3,914	3,328
FDIC insurance premium	64	65	74	203	188	177	194	169	406	728
Other	2,644	2,839	2,478	2,278	2,282	2,227	2,384	2,187	10,239	9,080

Total other expenses	12,509	12,065	11,702	11,608	11,006	10,975	10,916	10,383	47,884	43,280

Income before taxes	7,731	7,790	7,634	7,280	7,813	7,600	7,126	7,168	30,435	29,707
Provision for income taxes	2,595	2,690	2,709	2,513	2,739	2,659	2,493	2,509	10,507	10,400
Net Income	$ 5,136	$ 5,100	$ 4,925	$ 4,767	$ 5,074	$ 4,941	$ 4,633	$ 4,659	$ 19,928	$ 19,307

	Quarter Ended (unaudited)								Fiscal Year (unaudited)
	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	03/31/99	12/31/98	09/30/00	09/30/99
PERFORMANCE RATIOS
Earnings per common share:
Net income:
Basic	$ 0.39	$ 0.38	$ 0.37	$ 0.36	$ 0.38	$ 0.37	$ 0.34	$ 0.34	$ 1.49	$ 1.44
Diluted	$ 0.38	$ 0.38	$ 0.36	$ 0.35	$ 0.37	$ 0.36	$ 0.34	$ 0.33	$ 1.47	$ 1.40

Other ratios
Return on Assets	0.91%	0.92%	0.91%	0.90%	1.00%	0.99%	0.96%	1.00%	0.91%	0.99%
Return on Equity	15.15%	15.48%	15.27%	15.03%	16.35%	16.15%	15.11%	15.02%	15.21%	15.38%
Net int. income/avg. earn. assets	2.85%	3.00%	3.04%	3.10%	3.16%	3.25%	3.20%	3.27%	2.99%	3.22%
Operating exp./avg. assets	2.22%	2.17%	2.15%	2.20%	2.16%	2.21%	2.26%	2.22%	2.19%	2.21%
Efficiency ratio	61.22%	59.20%	58.63%	59.09%	56.95%	57.54%	60.73%	58.14%	59.55%	58.30%

	Period Ended (unaudited)
ON THE DATE OF	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	03/31/99	12/31/98

Total shares outstanding	13,318	13,325	13,338	13,363	13,353	13,339	13,385	13,486
Book value per share	$ 10.35	$ 10.01	$ 9.76	$ 9.57	$ 9.43	$ 9.18	$ 9.14	$ 9.13
Equity/assets	6.11%	5.91%	5.94%	5.93%	6.08%	6.10%	6.21%	6.50%

	Quarter Ended (unaudited)								Fiscal Year (unaudited)
	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	03/31/99	12/31/98	09/30/00	09/30/99
AVERAGE BALANCES
Total assets	$2,256,181	$2,222,993	$2,173,531	$2,113,839	$2,038,561	$1,987,689	$1,930,906	$1,866,256	$2,186,035	$1,955,230
Earning assets	2,177,581	2,118,266	2,075,010	2,018,098	1,967,394	1,913,244	1,835,561	1,793,841	2,097,240	1,877,318
Loans	1,878,596	1,891,476	1,847,952	1,783,776	1,724,201	1,652,904	1,604,681	1,579,558	1,850,345	1,640,497
Costing liabilities	2,084,183	2,028,156	1,984,209	1,921,826	1,864,936	1,821,195	1,745,068	1,692,634	2,002,371	1,780,390
Deposits	1,243,666	1,227,994	1,225,150	1,228,077	1,215,184	1,209,678	1,190,993	1,176,605	1,229,037	1,197,476
Equity	135,602	131,774	129,012	126,856	124,143	122,344	122,674	124,115	131,022	125,522

Loans originated
Mortgage loans	$ 71,017	$ 105,635	$ 93,090	$ 91,970	$ 111,136	$ 147,251	$ 128,070	$ 120,927	$ 361,712	$ 507,384
Consumer loans	57,570	60,015	49,671	43,530	39,653	41,909	55,105	33,391	210,786	170,058
Commercial loans	18,488	20,999	22,140	20,032	16,261	17,933	17,583	11,355	81,659	63,132

Total loan originations	$ 147,075	$ 186,649	$ 164,901	$ 155,532	$ 167,050	$ 207,093	$ 200,758	$ 165,673	$ 654,157	$ 740,574

AS OF	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	03/31/99	12/31/98
Composition of gross loan portfolio
Residential (1-4 family)	$1,266,025	$1,310,518	$1,352,043	$1,328,208	$1,296,522	$1,242,612	$1,192,107	$1,158,911
Other residential	48,937	50,365	48,066	46,051	46,254	47,656	38,901	39,058
A & D and lots	91,396	88,667	87,697	85,949	87,367	83,935	85,548	85,709
Commercial real estate	131,028	129,459	131,308	123,972	123,121	123,297	125,042	126,766
Consumer	311,990	288,929	261,501	239,374	217,115	206,899	189,730	178,779
Commercial business	57,381	53,953	51,249	49,440	42,721	40,105	37,693	34,343

	$1,906,757	$1,921,891	$1,931,864	$1,872,994	$1,813,100	$1,744,504	$1,669,021	$1,623,566

	Period Ended (unaudited)
	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	03/31/99	12/31/98
ASSET QUALITY
Non-accrual loans	$ 5,881	$ 4,166	$ 4,356	$ 5,010	$ 4,466	$ 4,368	$ 4,828	$ 2,784
Loans 90 days or more past due	29	24	1,404	20	20	52	27	45
Renegotiated loans	2,712	2,715	2,718	2,721	2,724	2,731	2,782	4,368
REO thru foreclosure	5,895	5,933	6,123	6,139	5,685	5,806	5,765	6,071
TOTAL	$14,517	$12,838	$ 14,601	$ 13,890	$ 12,895	$ 12,957	$ 13,402	$ 13,268

	Period Ended (unaudited)
	09/30/00	06/30/00	03/31/00	12/31/99	09/30/99	06/30/99	03/31/99	12/31/98
LOAN AND REO LOSS RESERVES
Total reserves for loan losses	$15,403	$15,388	$ 15,175	$ 14,786	$ 14,570	$ 14,184	$ 13,556	$ 13,251
Loan loss reserves/net loans	0.84%	0.83%	0.81%	0.82%	0.84%	0.85%	0.84%	0.84%
Provision for losses	575	640	690	840	760	760	585	660
Net loan charge-offs	560	427	301	624	374	132	280	190
Net charge-offs/Average net loans	0.03%	0.02%	0.02%	0.04%	0.02%	0.01%	0.02%	0.01%